Exhibit 99.1

Bonanza Creek Energy and HighPoint Resources Announce Expected Closing Date of Merger

DENVER, March 26, 2021 – Bonanza Creek Energy, Inc. (NYSE: BCEI) (the “Company” or “Bonanza Creek”) and HighPoint Resources Corporation (NYSE: HPR) (“HighPoint”) today announced that they expect to close the previously announced merger (the “Merger”) on April 1, 2021. The closing of the Merger remains subject to the conditions set forth in HighPoint’s prepackaged plan of reorganization (the “Prepackaged Plan”), the Agreement and Plan of Merger, dated as of November 9, 2020, by and among Bonanza Creek, HighPoint, and Boron Merger Sub, Inc. (the “Merger Agreement”), the Transaction Support Agreement, dated as of November 9, 2020, by and among HighPoint, HighPoint Operating Corporation, Fifth Pocket Production, LLC, certain consenting holders of HighPoint Operating Corporation’s 7.0% Senior Notes due October 15, 2022 and 8.75% Senior Notes due June 15, 2025 (collectively, the “HighPoint Senior Notes”), and certain consenting HighPoint stockholders, and related transaction documents.
Based on the number of shares of HighPoint common stock outstanding as of the date of the Merger Agreement, the transaction implies an exchange ratio of 0.114 shares of Bonanza Creek common stock for each share of HighPoint common stock. Based on Bonanza Creek’s closing stock price of $36.39 on March 26, 2021, and the estimated exchange ratio of 0.114, in the Merger, each share of HighPoint common stock will receive Bonanza Creek common stock (or cash in lieu of fractional shares) with a value of $4.15.
Bonanza Creek expects to file a Form 8-K in conjunction with the closing on April 1, and then to issue a press release on Monday, April 5 after market, announcing 2021 guidance for the combined company. An updated investor presentation will also be posted to its website at the time of the April 5 release.
Eric Greager, President and Chief Executive Officer, commented, “We are pleased to announce the closing date of our merger with HighPoint. The structure of the transaction with HighPoint was complex, and I am extremely proud of the work many have done to get this deal closed ahead of schedule.”
About the Companies
Bonanza Creek Energy, Inc. is an independent oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and associated liquids-rich natural gas in the Rocky Mountain region of the United States. The Company’s assets and operations are concentrated in rural, unincorporated Weld County, Colorado, within the Wattenberg Field, focused on the Niobrara and Codell formations. The Company’s common shares are listed for trading on the NYSE under the symbol: “BCEI.” For more information about the Company, please visit www.bonanzacrk.com. Please note that the Company routinely posts important information about the Company under the Investor Relations section of its website.
HighPoint Resources Corporation (NYSE: HPR) is a Denver, Colorado based company focused on the development of oil and natural gas assets located in the Denver-Julesburg Basin of Colorado. Additional information about HighPoint may be found on its website at www.hpres.com.

No Offer or Solicitation
This communication relates to the Merger between Bonanza Creek and HighPoint, pursuant to which Bonanza Creek and HighPoint solicited approval of the Prepackaged Plan (the “Solicitation” and, together with the Merger, the “Transaction”). Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger, the Solicitation or other aspect of the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
Important Additional Information
In connection with the Transaction, Bonanza Creek and HighPoint filed materials with the U.S. Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement/prospectus with respect to the Merger (the “Joint Proxy Statement/Prospectus”), (2) a prospectus and consent solicitation statement with respect to certain restructuring transactions (the “Restructuring Prospectus”), of which the Prepackaged Plan forms a part, (3) a Registration Statement on Form S-4, Registration No. 333-251401, with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement/Prospectus forms a part, and (4) a Registration Statement on Form S-4, Registration No. 333-251402, with respect to certain restructuring transactions (together with the Merger Registration Statement, the “Registration Statements”), of which the Restructuring Prospectus forms a part. The Registration Statements were declared effective by the SEC on February 9, 2021. On February 10, 2021, Bonanza Creek filed the Joint Proxy Statement/Prospectus and the Restructuring Prospectus and began mailing the Joint Proxy Statement/Prospectus to the Company’s stockholders and sending the definitive form of the Restructuring Prospectus to the holders of the HighPoint Senior Notes. On February 10, 2021, HighPoint also filed a definitive proxy statement and began mailing the definitive proxy statement to its stockholders. This document is not a substitute for the Joint Proxy Statement/Prospectus, Restructuring Prospectus or Registration Statements or for any other document that Bonanza Creek or HighPoint has filed or may file with the SEC and send to Bonanza Creek’s shareholders or HighPoint’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND HIGHPOINT ARE URGED TO CAREFULLY AND THOROUGHLY READ THE RESTRUCTURING PROSPECTUS, JOINT PROXY STATEMENT/PROSPECTUS, AND REGISTRATION STATEMENTS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BONANZA CREEK AND HIGHPOINT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, HIGHPOINT, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement/Prospectus and Restructuring Prospectus, as each may be amended from time to time, and other relevant documents filed by Bonanza Creek and HighPoint with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting Bonanza Creek’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HighPoint will be available free of charge from HighPoint’s website at www.hpres.com under the “Investors” tab or by contacting HighPoint’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com.

Forward-Looking Statements and Cautionary Statements
Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s or HighPoint’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek and HighPoint; the effects of the business combination of Bonanza Creek and HighPoint, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices; the risks of oil and gas activities; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.
Additional factors that could cause results to differ materially can be found in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available from the Company’s website at www.bonanzacrk.com under the “For Investors” tab, (ii) in other documents the Company files with the SEC and (iii) HighPoint’s Annual Report on Form 10-K for the year ended December 31, 2020 attached to the Company’s report on Form 8-K filed on March 1, 2021.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Bonanza Creek nor HighPoint assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
For further information contact:
Scott Landreth
Senior Director, Finance & Investor Relations and Treasurer
720-225-6679
slandreth@bonanzacrk.com

Larry C. Busnardo
Vice President, Investor Relations
303-312-8514
lbusnardo@hpres.com
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